Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Andrew L. Puhala, as Principal Financial Officer of Era Group Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the accompanying Quarterly Report on Form 10-Q for the period ending March 31, 2016, as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 3, 2016

/s/ Andrew L. Puhala
Name:	Andrew L. Puhala
Title:	Senior Vice President, Chief Financial Officer (Principal Financial Officer)